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                                                                    EXHIBIT 10.2


                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  This Sixth Amendment to Loan and Security Agreement ("Amendment") is entered into as of October 21, 1998, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation ("NACO"), THOUSAND TRAILS, INC., a Delaware corporation ("Trails"), and the other party borrowers signatory hereto (each, together with NACO and Trails, individually a "Borrower" and collectively, jointly and severally, "Borrowers"), on the other hand, in light of the following:

                                 R E C I T A L S

                  FACT ONE: Borrowers, or their predecessors in interest, and Foothill have previously entered into that certain Loan and Security Agreement, dated as of July 10, 1996 (as amended and modified, the "Loan Agreement").

                  FACT TWO: Borrowers have requested that Foothill modify its previous consent to allow Borrowers to purchase additional PIK Notes and to provide a working capital line of credit which Borrower shall not be required to repay until January 17, 2003.

                  FACT THREE: Borrowers and Foothill desire to amend the Loan Agreement as provided for herein.

                                A G R E E M E N T

                  NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Loan Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement unless specifically defined herein.

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                  2.     AMENDMENT.

                         2.1     Section 1.1 of the Loan Agreement is hereby
amended by deleting the definition of Revolving Maximum Amount and substituting the following in its place and stead:

         "Revolving Maximum Amount" means Thirty-Five Million Dollars ($35,000,000), which such amount is permanently reduced to lower amounts by the greater of (y) the sum of (1) an amount equal to the aggregate net cash proceeds of all sales of Collateral pursuant to
         Section 5.4 (other than the last paragraph thereof), or as otherwise approved by Foothill, which occur after June 10, 1998; plus (2) 100% of Account collections, once the Term Note has been fully secured by cash; or (z) the amount set forth below opposite the applicable date of reduction:

         6/30/1999     -    $4,500,000

         12/31/1999    -    $9,000,000

         6/30/2000     -    $13,500,000

         7/15/2000     -    $35,000,000; provided that if Borrower has paid in
                            full or otherwise retired all PIK Notes by July 15, 2000, the reduction scheduled for such date shall not occur and the following amounts shall apply on the following dates of reduction:

         12/31/2000    -    $18,000,000

         6/30/2001     -    $22,500,000

         12/31/2001    -    $27,000,000

         6/30/2002     -    $31,500,000

         1/17/2003     -    $35,000,000:

         Provided, however, there shall be no reductions in the Revolving Maximum Amount as called for in provisions (y)(1) and (2) called for above for any sales or collections which occur between June 10, 1998 and the earlier to occur of the following: (i) the completion of the purchase by Borrower of the PIK Notes, or (ii) the purchase of the stock of AIC, or (iii) March 31, 1999.

                         2.2     Section 4.3 of the Loan Agreement is hereby
amended so that the term ends on January 17, 2003 instead of July 17, 2002 as is currently provided for in the Loan Agreement.

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                         2.3     Section 4.8(b) of the Loan Agreement is hereby
amended to change the date therein from September 12, 1998 to March 31, 1999.

                         2.4     The following shall be added to the end of
Section 8.13 of the Loan Agreement: "Commencing with the first $4,500,000 reduction in the Revolving Maximum Amount, as required in the definition thereof, Borrower shall be able to cumulate the $50,000 monthly cap on repurchases of its own stock, so that any unused allowed sums can be carried over into successive months, with a maximum carryover allowed amount of $250,000. Thereafter, with each $4,500,000 reduction in the Revolving Maximum Amount, the carry-over cap shall increase by an additional $250,000 for each such $4,500,000 reduction, until the maximum carry-over amount is $1,000,000."

                  3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Loan Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

                  4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

                  5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment and the fulfillment, to the satisfaction of Foothill and Foothill's counsel, of each of the following conditions precedent:

                         5.1     Borrower shall execute and have recorded in the
appropriate county amendments to mortgages/deeds of trust on all of the real property which secures the Loan Agreement. The form of all of the documents required in this section shall be comparable to the documents that Borrower has already executed in the past related to amendments to mortgages/deeds of trust and new mortgages/deeds of trust.

                         5.2     Foothill obtains title insurance endorsements
on real property included within 10 existing policies of title insurance (evidencing no further encumbrances or liens), all in form and substance and in amounts required by Foothill in its sole and absolute discretion. Foothill shall determine which 10 policies of title insurance they will receive endorsements or new policies. These may be the policies with the highest insured values. Foothill shall obtain commitments for title insurance (but shall not purchase new policies) for all of the properties located in Texas evidencing that there exists no further encumbrances or liens from the date that Foothill received policies of title insurance on such properties.

                         5.3     Each Borrower shall be a corporation in good
standing in the jurisdiction of its incorporation and qualified to do business in any other jurisdiction where such qualification is required by law.

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                         5.4     Borrower and Foothill shall have entered into
an amendment to the security documents in form and substance reasonably satisfactory to Foothill and Foothill's counsel containing usual and customary provisions for a transaction of this type. All other documents and legal matters in connection with this Amendment shall have been entered into and delivered, consistent with (but not limited to) prior amendments to the Loan Agreement.

                         5.5     Foothill shall have received such opinions of
Borrower's counsel as Foothill shall reasonably require, which opinion(s) shall be satisfactory to Foothill and its counsel as to both form and substance. Such opinions shall include opinions as to Borrower's corporate existence, Borrower's power and authority to enter into this Amendment and other documents and the validity and binding effect of this Amendment and the other documents entered into in connection herewith.

                         5.6     Borrower shall have paid to Foothill all of
Foothill's out-of-pocket expenses relating to this Amendment, including, but not limited to, search fees, title search and insurance fees, filing and recording fees, examination and appraisal fees, internal transaction charges, and attorneys fees and expenses.

                  6. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  7. WAIVER. The waiver of certain provisions of the Loan Agreement as provided in this Amendment which, inter alia, allows Borrower to purchase the stock of AIC and to purchase PIK Notes shall constitute a one time waiver only, and Foothill shall have the right to require strict compliance with all of the provisions of the Loan Agreement in the future.

                  8. BROKERS' FEES. Any brokerage commission or finder's fees payable in connection with the financing arrangement contemplated hereby will be payable by Borrowers and not by Foothill. Borrowers and Foothill each represent and warrant to the other that they have not incurred any obligation for a brokerage commission or a finder's fee. Borrowers hereby indemnify Foothill and hold Foothill harmless from and against any claim of any broker or finder arising out of the financing arrangement described above or any commitment relating thereto.

                  9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

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                  10.    COMPLETE AGREEMENT; NO ORAL MODIFICATIONS. This
Amendment embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior proposals, negotiations, or agreements whether written or oral, relating to the subject matter hereof. This Amendment may not be modified, amended, supplemented, or otherwise changed, except by a document in writing signed by the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                  "FOOTHILL"

                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation


                                  By:  /s/ Katy J. Brooks
                                     -------------------------------------
                                  Title:   Assistant Vice President



                                  "BORROWERS"

                                  NATIONAL AMERICAN CORPORATION,
                                  a Nevada corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  THOUSAND TRAILS, INC.,
                                  a Delaware corporation, f/k/a USTrails, Inc., a Nevada corporation, and New Thousand Trails, Inc., a Delaware corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  THOUSAND TRAILS (CANADA) INC.,
                                  a British Columbian corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  TT OFFSHORE, LTD,
                                  a Virginia corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  BEECH MOUNTAIN LAKES CORPORATION,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  CHEROKEE LANDING CORPORATION,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  CHIEF CREEK CORPORATION,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  COAST FINANCIAL SERVICES, INC.,
                                  a Delaware corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  DIXIE RESORT CORPORATION,
                                  a Mississippi corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  FOXWOOD CORPORATION,
                                  a South Carolina corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  GL LAND DEVELOPMENT CORPORATION,
                                  an Oklahoma corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  LAKE ROYALE CORPORATION,
                                  a North Carolina corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  LAKE TANSI VILLAGE, INC.,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  LML RESORT CORPORATION,
                                  an Alabama corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  NATCHEZ TRACE WILDERNESS PRESERVE
                                  CORPORATION, a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  QUAIL HOLLOW PLANTATION CORPORATION, a
                                  Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  QUAIL HOLLOW VILLAGE, INC.,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RECREATION LAND CORPORATION,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RECREATION PROPERTIES, INC.,
                                  a Mississippi corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RESORT LAND CORPORATION,
                                  an Arkansas corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RESORT PARKS INTERNATIONAL, INC.,
                                  a Georgia corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  TANSI RESORT, INC.,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  THE KINSTON CORPORATION,
                                  a South Carolina corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  THE VILLAS OF HICKORY HILLS, INC.,
                                  a Mississippi corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  WESTERN FUN CORPORATION,
                                  a Texas corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  WESTWIND MANOR CORPORATION,
                                  a Texas corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  WOLF RUN MANOR CORPORATION,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  UST WILDERNESS MANAGEMENT CORPORATION,
                                  a Nevada corporation


                                  By:  /s/ Walter B. Jaccard
                                     -------------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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